Exhibit 99.1
TTM Technologies, Inc. Investor Presentation 12th Annual Needham Growth Stock Conference January 13, 2010

Company History

Incorporated in 1998, TTM has a proven track record of executing successful acquisitions

- Largest North American PCB Manufacturer
- Strategically focused
- Time – Technology – High Mix – Aerospace/Defense
- Diversified customer base



December 1998
Acquired Pacific Circuits
December 1999
Changed name to TTM Technologies
December 2002
Acquired Honeywell ACI
October 2006
Acquired Tyco PCG
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
July 1999
Acquired Power Circuits
September 2000
IPO on NASDAQ
March 2005
47,000 SF expansion of Chippewa Falls facility
November 2009
Announced acquisition of Meadville PCB

Power Circuits

- Date: July 1999
- Price: $98 million
- Target Description: Facility specializing in quick-turn and prototype PCBs
- Rationale: To diversify product offering and increase cross-selling opportunities by expanding into high margin quick-turn business

Honeywell/ACI

- Date: December 2002
- Price: $1.00
- Target Description: Facility specializing in high-tech, high layer count PCBs
- Rationale: To further diversify product offering by expanding into high-tech volume PCB manufacturing with Tier-1 customers (Cisco, IBM)

Tyco PCG

- Date: October 2006
- Price: $227 million
- Target Description: #1 supplier of military and aerospace products in North America
- Rationale: Gain superior US military and aerospace relationships; enhance end-market diversification

3

Printed Circuit Board Products Rigid-Flex PCBs High Density Interconnect (HDI) PCBs Backplane PCBs RF PCBs

Global PCB Market by Region 1st Qtr Americas 4484 Europe 3208 Japan 10186 China 15037 ROW 15315 Region 2000 2008 2013e CAGR '08-'13 Americas $10,852 $4,484 $4,547 0.3% Europe $6,702 $3,208 $2,234 -7.0% Japan $11,274 $10,186 $10,169 0.0% China $3,368 $15,037 $22,820 8.7% ROW $8,724 $15,315 $18,675 4.0% Total $40,920 $48,230 $58,445 3.9% Source: Prismark, November 2009 $ in millions

The Global PCB Market Companies over $100M in Annual Sales by Revenue > $1.0 billion $500mm to $999mm $250mm to 499mm $100mm to 249mm Source: N.T. Information, June 2009

North American PCB Market Overview The $3.8 billion North American PCB market is highly fragmented Fragmented North American Market North American Market Share Analysis Source: N.T. Information, June 2009 ^ $100mm $20 to $99mm $10 to $19mm $0 to $9mm TTM is the largest PCB company in North America Larger, well-capitalized players with focused strategies, significant scale and advanced technology capability are positioned to benefit from on-going industry consolidation Source: N.T. Information, June 2009 Greater than $100M DDI Merix Sanmina EIT TTM 381 Total Companies

Global PCB Positioning Low Medium High Volume Standard Advanced Meadville PCB Focus Low TTM Focus Technology Servers High-end Networking Cellular Phone / High-end Consumer Higher-end Networking Aerospace / Defense Commercial Aerospace Consumer Electronics Office Automation Automotive Asia Focus

Total Customer Solution Product Life Cycle Volume R&D NPI Ramp Mature End of Life Time Total Solution Capabilities: Prototype Low Volume / High Mix Medium Volume High Volume High Technology Advanced Technology

TTM Strategy


Aerospace / Defense
• No. 1 North American supplier
• Rigid Flex and specialty PCB products
• Backplane and subassembly
Global Presence - Asian Capability
• High volume capability
• Capture incremental business from existing customers
• Seamless transition of prototype to volume production
• Footprint to supply growing Asian demand
Technology
• High performance, technologically complex PCBs
• Advanced manufacturing processes & technology expertise
• Industry-leading average layer count of 20+ at Chippewa Falls facility
Industry-Leading Execution and Financial Results
Time
• Dedicated ultra-short lead time capability (<24 hours available)
• Dedicated, highly flexible, ramp-to-volume production in <10 days
• High-mix complex technology production with standard delivery
Financial Strength
• Focus on operational excellence
• Superior asset management and strong balance sheet
• Strong cash flow generation
• Successful integration of opportunistic acquisitions

10

TTM - Meadville PCB Combination

Transaction Overview Equity purchase price of approximately US$521 million will be payable in the form of cash and TTM stock, which implies a transaction enterprise value of approximately US$936 million TTM shares issued to Meadville shareholders will represent approximately 45% interest in TTM post-transaction The Tang family is Meadville's substantial shareholder and will own approximately 33% after closing The Tang family will have one board seat (out of seven) and will enter into standstill and voting agreements New committed Asian credit facility established for combined company - up to US$582.5 million Working with the Committee on Foreign Investment in the United States (CFIUS) and the U.S. Department of Defense (DOD) to address and protect any national security concerns Transaction targeted to close in Q1 2010 Expected to be accretive to earnings without synergies within the first year of combined operations 1 TTM to create a business combination with the PCB business of Meadville Holdings Limited ("Meadville") 1 This statement is not intended to be a profit forecast and should not be interpreted to mean that earnings for any subsequent financial period would necessarily be greater than those of any preceding financial period

Overview of Meadville PCB Meadville focuses on higher-end PCB products The company's "one-stop shop" service offers PCB engineering services, with QTA to volume production Major customers include well-known global OEM and EMS customers from China, Japan, South Korea, North America and Europe as well as leading China focused OEMs Leading applications include wireless and landline infrastructure, notebook and server computing products, cellular phones and consumer handheld products Over 12,000 employees China-based facilities located in Hong Kong, Dongguan (2 facilities), Guangzhou, Shanghai (3 facilities) and Suzhou Key Financial Metrics - Meadville PCB Revenue 1 Growth (YoY%) Gross Profit 1 Gross Margin % Operating Income 1 Operating Income % Total Assets 2 2007 2008 $669.4 $526.6 27% 44% 19% 23% 13% 12% $1,032.7 $866.6 (US$ mm) $129.4 $122.8 $85.9 $63.2 Notes: 1 2007, 2008 and Q3YTD 2009 Income Statements converted from HKD to USD at 0.1282, 0.1284 and 0.1290, respectively 2 2007, 2008 and Q3 2009 Balance Sheets converted from HKD to USD at 0.1282, 0.1290 and 0.1290, respectively Founded in 1985 and headquartered in Hong Kong, Meadville is a leading PCB manufacturer in Asia and publicly listed on the Hong Kong stock exchange Q3 YTD 2009 $452.2 n/a 19% 9% $971.3 $85.3 $39.0

Meadville PCB Meets All of TTM's Asian M&A Criteria Established financial model with leading growth and margin profile Excellent management team with extensive China manufacturing expertise Strong cultural fit - with similar business philosophies Advanced technology capabilities - best fit with TTM Specialized facility strategy Complementary customer base consisting of Tier-1 OEMs Diversified end-market mix Cost effective platform with significant China manufacturing capacity

Combination Creates A Leading Global PCB Manufacturer "Global Presence, Local Knowledge" TTM 2008 Revenue: US$681 million 2008 Adjusted EBITDA1: US$95 million Meadville PCB 2008 Revenue: US$669 million 2008 Adjusted EBITDA2: US$120 million Combined Company 2008 Revenue: US$1.35 billion 2008 Adjusted EBITDA: US$215 million Notes: 1 TTM adjusted EBITDA defined as Operating Income, excluding depreciation and amortization expense of $25.2 million and non-recurring items which in CY2008 included metal reclamation benefit of ($3.7) million and impairment of goodwill of $123.3 million. Adjusted EBITDA definition in this presentation differs from previously disclosed TTM EBITDA for the same period to allow for improved comparability to TTM peers 2 Meadville PCB adjusted EBITDA defined as Operating Profit, excluding depreciation and amortization expense of $54.9 million, net exchange differences of ($19.6) million and non-scrap other income of ($0.7) million A leading global PCB company with high-technology capabilities and annual revenue over US$1.2 billion (#3 global rank) Opportunity to capture incremental business from existing and new North American and EMEA customers Positions TTM to serve growing Asian market demand Integrated global sales force and manufacturing platform Complementary footprints, customers and end-markets (become one integrated company) Further diversifies end-market exposure and customer base (top 5 customers would represent 24% of 2008 revenue) Deep, talented management team with leading expertise in U.S. and China (similar philosophy and style)

Global Facility Footprint Seamless integration across distinct facilities enables successful one-stop shop solution for commercial customers No planned facility closures 1 7 2 5 3 4 6 Integrated manufacturing platform enables TTM to execute a global facility specialization strategy Focused Assembly 9 Shanghai, China 1 Stafford, CT 3 San Diego, CA Aerospace/Defense 6 High Tech/Quick Turn/High Mix 5 Chippewa Falls, WI 2 Santa Clara, CA Santa Ana, CA 7 Logan, UT 4 Stafford Springs, CT United States China 9 Volume Production Meadville 10 Dongguan - DMC 11 Dongguan - SYE 12 Guangzhou - GME 8 12 13 10 13 Shanghai - SME 14 Shanghai - SKE 15 Suzhou - MAS 11 14 15 Substrate 16 Shanghai - SMST TTM 8 Hong Kong - OPCM 16

Post Transaction Organizational Structure The transaction is limited to Meadville's PCB business Meadville laminate business will be sold simultaneously in a separate transaction TTM Commercial Assembly US PCB Business Asian PCB Business Managed by existing TTM management team Managed by existing TTM management team Managed by existing Meadville management team Combined company to retain respective local management teams post transaction

Diversifying Revenue Base Revenue by Geography Revenue by End-Market TTM Pro Forma Meadville PCB TTM Pro Forma Meadville PCB Source: Company filings. Revenue for the calendar year 2008 period The combination creates a leading global manufacturer with a highly diversified revenue mix

Diversifying Customer Base

TTM Technologies
Time-To-Market Interconnect Solutions™

TTM 2008 Revenue Contribution by Customer


Top 5 Customers
29%
Other
71%

Top 5 Customers
Cisco Systems
ITT Corporation
Juniper Networks
Northrop Grumman
Raytheon

Meadville PCB 2008 Revenue Contribution by Customer


Top 5 Customers
39%
Other
61%

Top 5 Customers
Apple
Ericsson
Huawei
Nokia
ZTE

Selected Customers by End Market

End Market	Selected Customers		
Military/ Aerospace	BAE Systems	ITT Corporation	Raytheon
	Hamilton Sundstrand	Northrop Grumman	
Networking/ Communication	Alcatel-Lucent	Huawei	Nokia
	Cisco Systems	Juniper Networks	Siemens Networks
Industrial/Medical/ Instrumentation/ Other	Agilent Technologies	General Electric	Trimble Navigation
	Covidien	Schweitzer Engineering	
Computing/ Storage/Peripherals	Emerson Electric	Hewlett-Packard	Intel
	Google	IBM	

Selected Customers by End Market

End Market	Selected Customers			
Cellular Phone	Huawei	Longcheer	Nokia	ZTE
Consumer Electronics	Sony	TNCSi		
Networking/ Communication	Ericsson	Huawei	Juniper Networks	ZTE
	Motorola	Shanghai Bell		
Industrial/Medical/ Instrumentation/ Other	GE Healthcare	Siemens		
Computing/ Storage/Peripherals	AMD	Fujitsu	Hynix	IBM
		Lenovo	NVIDIA	

Source: Company filings, Management

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Creates a Leading Global PCB Manufacturer 2008 Top Global PCB Manufacturers (by revenue) Source: N.T. Information and company information, as of Q2 2009. PCB Revenue only Note: 1 Ranking incorporates PCB revenue only from TTM, Meadville PCB and combined entity (excludes assembly revenue); Meadville PCB financials converted from HKD to USD at 0.1290; Stand-alone rankings exclude TTM-Meadville PCB and Viasystems-Merix TTM-Meadville PCB Combination Creates an Ideal Global Company No. 3 Rank 1 No. 13 Rank1 No. 18 Rank1 Source: Company filings, Management Established financial model with strong growth, margins and cash flow generation Capable and experienced management team Disciplined, profit-focused and growth-oriented culture Ability to service customers on a global basis Delivers one-stop customer solution Focus on advanced technology/higher margin business Leading supplier to attractive aerospace/defense end-market Highly diversified revenues by geography, end-market, and customer Facility specialization strategy Cost effective Asian capacity

Financial Overview

TTM Annual Sales 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Q309 YTD 78.5 106.4 203.7 129 89 180.3 240.7 240.2 369.3 669.46 680.98 432.55 ($ Millions) Acquisition Advanced Circuits (12/26/02) Acquisition Power Circuits (7/14/99) Acquisition Tyco PCG (10/27/06)

TTM Historical Revenue, EBITDA & Free Cash Flow ($ Millions) Note: Acquired Tyco PCG on 10/27/06. Find reconciliation to audited financials in Appendix; 2008 & 3Q09 YTD EBITDA adjusted for impairment charges. Revenue Adjusted EBITDA and Free Cash Flow

Quarterly Results 1 Adjusted for FASB Staff Position APB 14-1, "Accounting for Convertible Debt Instruments That May be Settled in Cash Upon Conversion (Including Partial Cash Settlement)", which changed the method of accounting for our convertible notes. 2 Adjusted for non-recurring charges of $123.3M in Q4 2008, $3.4M in Q1 2009, $0.6M in Q2 2009, and $15.7M in Q3 2009. 3 Certain reclassifications of prior year amounts have been made to conform to the current year presentation. Beginning in the second quarter of 2009, the Company reports gains and losses from the sale or disposal of property, plant and equipment as component of general and administrative expenses in the consolidated condensed statements of operations. Prior to the second quarter 2009, the gains and losses from the sale or disposal of property, plant and equipment were included as a component of cost of goods sold.

Historical Balance Sheet * Adjusted for FASB Staff Position APB 14-1, "Accounting for Convertible Debt Instruments That May be Settled in Cash Upon Conversion (Including Partial Cash Settlement)", which changed the method of accounting for our convertible notes.

Meadville Transaction

Transaction Summary

TTM Technologies
Time-To-Market Interconnect Solutions™

Sources/Uses & Combined Metrics

TTM → US$114mm Cash + 36.334mm TTM Shares → **Meadville**

Meadville → All PCB Assets/Employees + US$582.5mm New Asian Bank Facility → **TTM**

Combined Balance Sheet (9/28/2009)

(US$ mm)

Cash[1]:	$196.3
TTM Existing Convertible Debt:	$175.0
Assumed Meadville PCB Debt:	
Long-Term Bank Debt:	$381.2
Current Bank Debt:	$60.4
Short-Term Bank Loans:	$18.3
Bank Overdrafts:	$0.0
Total Combined Debt:	$634.9
Net Debt:	$438.6

LTM[2] Income Statement Data (LTM as of 9/28/09)

(US$ mm)

	TTM[3] +	Meadville PCB[4] =	Combined
Revenue	$597.5	$617.6	$1,215.0
Adj. EBITDA	$65.5	$114.0	$179.5
Net Income[5]	$28.3	$21.5	$49.8

Combined Credit Statistics

LTM 9/28/09

Total Debt/Adj. EBITDA:	3.5x
Net Debt/Adj. EBITDA:	2.4x

Target Ratios within First Year[6]

Total Debt/Adj. LTM EBITDA:	<3.0x
Net Debt/Adj. LTM EBITDA:	<2.0x

Notes:

1. Illustrative pro forma cash at 9/28/09, excludes all transaction adjustments except for elimination of cash consideration to be paid to Meadville
2. LTM defined as Last Twelve Months
3. TTM adjusted EBITDA defined as Operating Income, excluding depreciation and amortization expense of $23.6 million and non-recurring items which in the LTM period ended 9/28/09 included impairment of goodwill of $134.0 million and restructuring charges of $5.0 million. Adjusted EBITDA definition in this presentation differs from previously disclosed TTM EBITDA for the same period to allow for improved comparability to TTM peers
4. Meadville PCB adjusted EBITDA defined as Operating Profit, excluding depreciation and amortization expense of $62.0 million, net exchange differences of $1.6 million, and non-scrap other income of ($1.2) million
5. TTM non-GAAP net income shown, which excludes amortization, stock-based compensation, amortization of debt issuance costs, impairment and restructuring charges. Meadville PCB net income shown is attributable to equity holders of the PCB business
6. Ratios based on management intentions, not a financial projection or forecast

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Combined Annual Revenue and Historical Adjusted EBITDA Annual Revenue 1 Historical Adjusted EBITDA 1 , 2 2006-2008 CAGR: 35.6% Notes: 1 TTM financials reflect acquisition of Tyco PCG on October 27, 2006 and Meadville's acquisition of Aspocomp on November 19, 2007 2 TTM adjusted EBITDA defined as Operating Income, excluding depreciation and amortization expense and non-recurring items. Adjusted EBITDA definition in this presentation differs from previously disclosed TTM EBITDA for the same period to allow for improved comparability to TTM peers; Meadville PCB adjusted EBITDA defined as Operating Profit, excluding depreciation and amortization expense, net exchange differences and non-scrap other income 2006-2008 CAGR: 22.6% (US$ mm) (US$ mm)

Public Company Benchmarking LTM EBITDA Margin 1 LTM Revenue LTM EBITDA 1 LTM Revenue TTM / Meadville PCB TTM / Meadville PCB Notes: 1 TTM adjusted EBITDA defined as Operating Income, excluding depreciation and amortization expense of $24.4 million and non-recurring items which in the LTM period ended 6/30/09 included impairment of goodwill of $123.7 million and restructuring charges of $2.5 million. Adjusted EBITDA definition in this presentation differs from previously disclosed TTM EBITDA for the same period to allow for improved comparability to TTM peers; Meadville PCB adjusted EBITDA defined as Operating Profit, excluding depreciation and amortization expense of $60.0 million, net exchange differences of ($1.4) million and non scrap other income of ($1.0) million; Other peers LTM adjusted EBITDA excludes restructuring / impairment charges where disclosed in public filings; Viasystems-Merix and TTM-Meadville excludes synergies Public North American PCB Companies LTM EBITDA Margin 1 TTM / Meadville PCB LTM EBITDA 1 TTM / Meadville PCB TTM / Meadville PCB TTM / Meadville PCB TTM-Meadville Combines North American & Asian Listed PCB Leaders Public Asian PCB Companies (US$ mm) (US$ mm) (US$ mm) (US$ mm)

New Fully-Committed Asian Credit Facility

TTM Technologies
Time-To-Market Interconnect Solutions™

Structure Overview

- US$582.5 million new credit facility from a syndicate of 7 leading Asian banks
- Flexible tranche structure to address Asian business requirements
  - Tranche A: US$350 million term loan; interest rate of L+200bps
  - Tranche B: US$87.5 million revolving credit; interest rate of L+225bps
  - Tranche C: US$65 million revolving invoice/trade credit; interest rate of L+125bps
  - Tranche D: US$80 million letter of credit
  - Commitment fee of 0.2% and tenor of 4 years for all tranches
- Security/Guarantors
  - Only assets of Asian PCB business are being pledged as collateral
  - TTM is providing a corporate guarantee as parent

Key Covenants / Terms

- Key Financial Covenants

Combined Company (US$mm)

For Period Beginning Dec 31,

	2009	2010	2011	2012	2013
Tangible Net Worth	$400	$400	$400	$400	$400
Net Borrowings/ Tangible Net Worth	1.00x	0.80x	0.80x	0.80x	0.80x
Net Borrowings/EBITDA	4.00x	3.00x	3.00x	3.00x	3.00x
EBITDA/Interest Expense	4.00x	4.00x	4.00x	4.00x	4.00x

Meadville PCB (HK$mm)

For Period Beginning Dec 31,

	2009	2010	2011	2012	2013
Tangible Net Worth	$1,700	$1,900	$2,100	$2,100	$2,100
Net Borrowings/ Tangible Net Worth	1.40x	1.25x	1.00x	1.00x	1.00x
EBITDA/Interest Expense	5.00x	5.00x	5.00x	5.00x	5.00x
Curr. Assets/Curr.Liab.	100%	100%	100%	100%	100%

- Minimum Tang ownership in TTM
  - Through the life of the Facility (4-years), the Tang family shall maintain minimum of 20% ownership of TTM and a majority of the board control of TTM's Asian PCB Business

30

Key Milestones to Closing Anti-trust Approval in US (HSR) and PRC CFIUS and DOD Approval Meadville Shareholder Approval TTM Shareholder Approval Transaction expected to close in Q1 2010 and is dependent on:

Appendix Non-GAAP supplemental information

EBITDA Reconciliation * Adjusted for FASB Staff Position APB 14-1, "Accounting for Convertible Debt Instruments That May be Settled in Cash Upon Conversion (Including Partial Cash Settlement)", which changed the method of accounting for our convertible notes. Note: This information provides a reconciliation of EBITA/EBITDA/Adjusted EBITDA to the financial information in our consolidated statements of operations "EBITDA" means earnings before interest expense, income taxes, depreciation and amortization. "EBITA" means earnings before interest expense, income taxes and amortization. We present EBITDA / EBITA / Adjusted EBITDA to enhance the understanding of our operating results. EBITDA / EBITA / Adjusted EBITDA is a key measure we use to evaluate our operations. In addition, we provide our EBITDA / EBITA / Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA / EBITA / Adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA / EBITA / Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.